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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
The Rottlund Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE ROTTLUND COMPANY, INC.
3065 Centre Pointe Road
Roseville, Minnesota 55113

July 30, 2001

Dear Shareholder of The Rottlund Company, Inc.:

    You are cordially invited to attend the annual meeting of shareholders of The Rottlund Company, Inc. (the "Company"), to be held at the offices of the Company at 3065 Centre Pointe Road, Roseville, Minnesota, on Thursday, September 20, 2001 at 3:30 p.m. CST.

    At the annual meeting you will be asked to elect directors of the Company and to ratify the appointment by the board of directors of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2002.

    I encourage you to vote FOR each of the nominees for director and FOR ratification of the appointment of Arthur Andersen LLP. Whether or not you are able to attend the annual meeting in person, I urge you to complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

Very truly yours,
THE ROTTLUND COMPANY, INC.

David H. Rotter President

THE ROTTLUND COMPANY, INC.
3065 Centre Pointe Road
Roseville, Minnesota 55113

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Thursday, September 20, 2001
Time:	3:30 p.m. CST
Place:	Offices of the Company 3065 Centre Pointe Road Roseville, Minnesota

    Matters to be voted on:

  1.
  Election of five directors.

  2.
  Ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 2002.

  3.
  Any other matters properly brought before the shareholders at the meeting.

    Only shareholders of record at the close of business on July 23, 2001, are entitled to notice of the meeting and are entitled to vote at the meeting.

    Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and signing it exactly as your name appears on the card. Return the proxy card to us in the enclosed envelope, which requires no postage if mailed in the United States. Proxies may be revoked at any time and if you attend the meeting in person, your executed proxy will be returned to you upon request.

By order of the board of directors,

David H. Rotter President

Roseville, Minnesota
July 30, 2001

THE ROTTLUND COMPANY, INC.
3065 Centre Pointe Road
Roseville, Minnesota 55113

Proxy Statement
for
Annual Meeting of Shareholders
to be held
September 20, 2001

Introduction

    This proxy statement has information about the annual meeting and was prepared by the management of The Rottlund Company, Inc. (the "Company") for the board of directors in connection with the solicitation of proxies by the board of directors for use at the annual meeting of shareholders to be held at the offices of the Company at 3065 Centre Pointe Road, Roseville, Minnesota, on Thursday, September 20, 2001, at 3:30 p.m. The notice of annual meeting, this proxy statement and the form of proxy are first being mailed to shareholders of the Company on or about July 30, 2001.

General Information About Voting

Who can vote?

    You can vote your shares of common stock if our records show that you owned the shares on July 23, 2001. A total of 5,851,572 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

    Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the five director nominees and for the ratification of the appointment of Arthur Anderson LLP as independent public accountants for the fiscal year ending March 31, 2002.

What if other matters come up at the annual meeting?

    The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they deem appropriate.

Can I change my vote after I return my proxy card?

    Yes. At any time before the polls close at the meeting, you can change your vote by giving written notice to the Secretary of the Company, by executing a later-dated proxy or by attending the meeting and giving oral notice to the Secretary of the Company.

Can I vote in person at the annual meeting?

    Although we encourage you to complete and return the proxy card to insure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

    If your shares are held in the name of a bank, broker or other nominee, that party should give you instructions for voting your shares.

How are the votes counted?

    We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

    If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it deems appropriate only on routine matters. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on nonroutine matters.

Who pays for this proxy solicitation?

    We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of common stock of the Company and will reimburse any expenses so incurred.

Stock Ownership

    The following table shows the number of shares of common stock beneficially owned as of July 23, 2001 by:

  •
  each person known to the Company who beneficially owns more than 5% of the common stock,

  •
  each director,

  •
  each executive officer named in the summary compensation table of this proxy statement, and

  •
  the directors and officers as a group.

Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

    The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after July 23, 2001. The same shares may be beneficially owned by more than one person.

Beneficial Ownership

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
David H. Rotter 3065 Centre Pointe Road Roseville, MN 55113	2,150,616	(1)(3)(4)	34.9%
Bernard J. Rotter 3065 Centre Pointe Road Roseville, MN 55113	2,091,516	(2)(3)(4)	34.0%
Shirley A. Rotter 10985 57th Avenue North Plymouth, MN 55126	776,500	(3)	12.6%
Margaret L. Rotter 15239 80th Place Maple Grove, MN 55369	200,100	(2)	3.2%
Heartland Advisors, Inc. 790 North Milwaukee Street Milwaukee, WI 53202	556,800	(5)	9.0%
Lawrence B. Shapiro	27,874		*
Todd M. Stutz	183,207	(4)	3.0%
Timothy M. Whitten	26,605	(4)	*
Scott D. Rued	9,000	(4)	*
Dennis J. Doyle	4,000	(4)	*
All directors and officers as a group (7 persons)	4,485,318	(1)(2)(4)	72.8%

*
Indicates ownership of less than 1% of the Company's outstanding common stock.

(1)
Includes an aggregate of 522,000 shares held by children of Mr. David H. Rotter and 776,500 shares held by Mr. David H. Rotter's former spouse, Ms. Shirley A. Rotter, in the Shirley A. Rotter Living Trust. Ms. Rotter's rights and obligations under the Shareholders' Agreement as described in note 3 below remain in full force and effect.

(2)
Includes an aggregate of 529,400 shares held by the children of Mr. Bernard J. Rotter and 200,100 shares held by Mr. Bernard J. Rotter's former spouse, Ms. Margaret L. Rotter. Ms. Rotter's rights and obligations under the Shareholders' Agreement as described in note 3 below remain in full force and effect.

(3)
Messrs. David H. Rotter and Bernard J. Rotter (the "Controlling Shareholders") and their respective former spouses and children have entered into a Shareholders' Agreement intended by them to preserve continuity of ownership and control of the Company.

      The Shareholders' Agreement divides the Rotter families who own shares into two groups the "DR Group" and the "BR Group." The members of the groups, who collectively own 4,181,900 shares of common stock, have agreed to vote their shares in accordance with the instructions of the controlling shareholder of their respective group so long as they own their respective shares.

      Members of the respective groups have further agreed to certain restrictions upon their ability to transfer or otherwise dispose of their shares to third parties in the event of certain voluntary lifetime transfers, upon death and in the case of involuntary transfers if any of the members in the DR Group desire to dispose of their shares without the consent of Mr. David H. Rotter, such member must first offer the shares to Mr. David H. Rotter, and if he does not elect to acquire these shares, then to Mr. Bernard J. Rotter. Similarly, if any member of the BR Group desires to dispose of his or her shares without the consent of Mr. Bernard J. Rotter, the member must first offer such shares to Mr. Bernard J. Rotter, and if he does not elect to purchase these shares, then to Mr. David H. Rotter.

      Messrs. David H. Rotter and Bernard J. Rotter have agreed that they will offer their respective shares to the other in the event of proposed lifetime transfers, and each has given to the other the option to purchase his shares upon death, disability or in the event of an involuntary transfer.

      The Shareholders' Agreement will terminate upon:

      (a)
      the entry of an order of relief with respect to the Company under the Federal Bankruptcy Code, the execution by the Company of any assignment for the benefit of creditors or the appointment of a receiver of the Company;

      (b)
      voluntary or involuntary dissolution of the Company;

      (c)
      upon the written agreement or vote of the Controlling Shareholders to dissolve the Company;

      (d)
      upon the written agreement of the Controlling Shareholders, or if there shall be only one surviving Controlling Shareholder, upon notice by such Controlling Shareholder to the remaining parties to the Shareholders' Agreement; or

      (e)
      upon the deaths of the Controlling Shareholders.

(4)
Includes the right to acquire the following shares within 60 days upon exercise of stock options: Mr. David Rotter, 30,116; Mr. Bernard Rotter, 30,116; Mr. Stutz, 146,133; Mr. Whitten, 20,500; Mr. Doyle, 4,000; and Mr. Rued, 4,000.

(5)
This information is based on a Schedule 13G filed with the Securities and Exchange Commission by Heartland Advisors, Inc., on January 30, 2001.

Executive Compensation

    The reports of the Compensation and Audit committees and the performance graph do not constitute soliciting materials and are not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

Report of the Compensation Committee

    To ensure the objectivity and independence of the Committee, it is composed of the two outside directors of the Company, Messrs. Doyle and Rued. The Committee's principal responsibility is to ensure the Company's executive compensation plans are aligned with and support the Company's business objectives. The Committee continually evaluates the overall design and administration of the executive compensation plans in order to fulfill its responsibility.

Compensation Philosophy

    Currently, the primary elements of the executives' total compensation program are base salary, annual incentives and long-term incentives. In general, the compensation program promotes a pay-for-performance philosophy by placing a significant portion of total compensation "at risk" while providing compensation opportunities which are comparable to market levels. The Company's executive compensation package consists of three main components: base salary, annual bonuses based on Company performance and stock options.

    Base Salary.  The Committee determines the annual base salary of each named executive officers after considering the compensation levels of personnel with similar responsibilities at other companies within the home construction industry, and after considering the responsibilities and performance of the individual officer.

    Annual Cash Bonus.  Under the Company's annual bonus program, cash bonuses are paid annually to the named executive officers and other officers and employees from a bonus pool. The size of the bonus pool is derived from a pre-determined formula of percentages of levels of pre-tax profits of the Company. The officers and employees participating in the annual bonus program receive a percentage of the bonus pool that is established based on the same considerations as were used to determine the base salary of each officer and employee.

    Under the annual bonus program, each executive officer's compensation for fiscal year 2001 was tied directly to the financial performance of the Company, except for Mr. Todd Stutz, whose bonus is tied directly to the financial performance of the Company's Minnesota operations. For the annual bonus program in fiscal 2001, a bonus of $259,878 was paid to Mr. David Rotter, chief executive officer of the Company, and aggregate bonuses paid to all of the named executive officers of the Company, as a group, including the chief executive officer, represents approximately 53% of the group's total fiscal 2001 compensation.

    Stock Options.  The purpose of the stock option program is to align the long-term interests of the Company's executives and its shareholders and, through the use of vesting periods, to assist in the retention of executives.

Compensation of Chief Executive Officer

    In determining the compensation package for Mr. David H. Rotter, the Committee applied the compensation policies described above.

Compensation Committee Interlocks and Insider Participation

    None of the compensation committee members is or has been a Company officer or employee during fiscal year 2001. No Company executive officer currently serves on the compensation committee or any similar committee of another public company.

    The foregoing report is furnished by Messrs. Doyle and Rued.

Summary Compensation

    The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid executive officers for the three fiscal years ended March 31, 2001.

Long Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options(#)
	Year	Salary	Bonus
David H. Rotter President	2001 2000 1999	$350,000 250,000 250,000	$259,878 129,522 122,845	-0- -0- -0-
Bernard J. Rotter Vice President, Treasurer	2001 2000 1999	350,000 250,000 250,000	259,878 129,522 122,845	-0- -0- -0-
Todd M. Stutz Executive Vice President	2001 2000 1999	140,000 140,000 140,000	748,723 262,610 345,451	-0- -0- 60,000
Timothy M. Whitten(1) Executive Vice President	2001 2000 1999	206,815 146,617 127,608	111,376 37,006 35,098	-0- -0- -0-
Lawrence B. Shapiro(2) Former Chief Financial Officer	2001 2000 1999	266,250 105,000 105,000	86,626 74,013 70,197	-0- -0- -0-

(1)
Mr. Whitten's base salary includes a per home delivered payment of $51,314, $51,600 and $37,315 in fiscal 2001, 2000 and 1999, respectively.
(2)
Mr. Shapiro voluntarily reassigned his position with the Company October 31, 2000. Fiscal 2001 salary amounts include $205,000 either paid or accrued in connection with Mr. Shapiro's resignation.

Options Granted in Last Fiscal Year

    There were no options granted in the last fiscal year to the executive officers named above in the Summary Compensation table.

Aggregated Fiscal Year-End Option Values

    The following table provides the value of the named executive officers' unexercised options at March 31, 2001.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
Name
	(Exercisable)	(Unexercisable)	(Exercisable)	(Unexercisable)
David H. Rotter	30,116	7,531	2,710	678
Bernard J. Rotter	30,116	7,531	2,710	678
Todd M. Stutz	176,133	5,285	100,283	3,171
Timothy M. Whitten	13,000	22,000	10,650	24,600
Lawrence B. Shapiro	-0-	-0-	-0-	-0-

(1)
The closing price of the Company's common stock on March 31, 2001, as reported on AMEX was $5.73.

Company Stock Performance

    The graph below compares the cumulative total shareholder return on $100 invested in the common stock of the Company for the last five fiscal years with the cumulative total return on the same amount invested in the Dow Jones Equity Market Index and Dow Jones Home Construction Index for the same periods.

Report of the Audit Committee

    The Audit Committee of the Company oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

    The Audit Committee has three members. Messrs. Doyle and Rued are independent as that term is defined in Section 121(A) of the AMEX listing standards. Mr. Stutz is not independent, as he is an executive officer of the Company. The Audit Committee operates under a written charter, which is reviewed and reassessed annually and approved by the Board of Directors.

    In fulfilling its oversight responsibilities regarding the fiscal 2001 financial statements, the Audit Committee reviewed with management and the Company's independent auditors the audited financial statements contained in the Annual Report on Form 10-K. The Audit Committee's review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

    The Audit Committee also reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, such other matters as are required to be discussed with the Audit Committee under the Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and received by the Audit Committee. The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence.

    The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits for the fiscal year 2001. The Audit Committee meets with the Company's independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal 2001.

    In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the SEC. The Audit Committee and the Board of Directors have also recommended the selection of the Company's independent auditors for fiscal 2002.

Audit Fees

    Arthur Andersen LLP, the Company's independent public accountants, billed an aggregate of $67,500 for their professional services related to the Company's fiscal 2001 annual financial statements and review of the Company's quarterly financial statements included in the Company's Quarterly Reports on Form 10-Q filed in fiscal 2001.

All Other Fees

    In addition to the fees disclosed in the above paragraph, Arthur Andersen LLP billed an aggregate of $42,750 for all other professional services rendered during fiscal 2001. This amount was for consulting related to tax compliance services and benefit plan audits and various accounting related consultations. Arthur Andersen LLP provided no services with respect to financial information systems design and implementation.

    The Audit Committee has considered and does not believe the provision of the services described in the preceding two paragraphs is incompatible with the maintenance of Arthur Andersen LLP's independence.

The foregoing report is furnished by Messrs. Doyle, Rued and Stutz.

Section 16(a) Beneficial Ownership Reporting Requirement

    Our directors and officers must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers filed all the required reports during fiscal year 2001.

PROPOSAL NO. 1
Election of Directors

    Each of the five nominees for director is currently a member of the board of directors and was elected by the shareholders. All nominees have agreed to stand for election at the annual meeting. If, prior to the annual meeting, the board of directors learns that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the board. Election of each nominee requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting.

Nominees

    David H. Rotter, age 54, is a founder of the Company and has been a member of its board of directors since its inception. He served as the Company's Vice President from 1973 through March 1990 and has served as its President from April 1990 through the present. He has also served as the Company's Secretary since its inception. He is the brother of Bernard J. Rotter.

    Bernard J. Rotter, age 58, has served as Chairman of the Board, Vice President and Treasurer of the Company since July 1984. He is the brother of David H. Rotter.

    Todd M. Stutz, age 43, was elected a Director of the Company in August 1992 and has served as Executive Vice President and Minnesota Division President since June 1991. He joined the Company in April 1989 and served as its Land Development Manager until June 1991. Between April 1980 and March 1989 he was employed by the Housing and Redevelopment Authority of the City of Columbia Heights, Minnesota, as Executive Director.

    Scott D. Rued, age 44, was elected as a Director of the Company effective December 10, 1993. Mr. Rued has served as President and Chief Executive Officer since May 2001 and Executive Vice President and Chief Financial Officer of Hidden Creek Industries (a management company) since January 1, 1994, as Vice President of Finance and Corporate Development of Hidden Creek from June 1989 to December 1993, and as Vice President and Director of Tower Automotive, Inc. (a producer of automotive parts) since April 1993.

    Dennis J. Doyle, age 49, was elected as a Director of the Company on April 23, 1996. For more than the last five years Mr. Doyle has been President and Chief Executive Officer of Welsh Companies, Inc. (a full service real estate company). Mr. Doyle is also a director of Grow Biz International.

Board of Directors

    The board of directors held five meetings in fiscal year 2001. Each of the incumbent directors attended at least 75% of the board meetings and committee meetings of which he was a member during fiscal year 2001. Directors of the Company who are not employees of the Company receive $8,000 per year, reimbursement of the out-of-pocket expenses incurred on behalf of the Company and they participate in the Company's Director Stock Option Plan.

Committees

    Audit Committee. The members of the audit committee are Dennis J. Doyle, Scott D. Rued and Todd M. Stutz. Messrs. Doyle and Rued are independent as that term is defined in Section 121(A) of the AMEX listing standards. Mr. Stutz is not independent, as he is an executive officer of the Company. The audit committee held four meetings during fiscal year 2001. The primary responsibilities of the audit committee are set forth in the written Audit Committee Charter adopted by the Company on June 13, 2000.

    Compensation Committee. The members of the compensation committee are Dennis J. Doyle and Scott D. Rued. The compensation committee is authorized by the board of directors to:

  •
  establish general levels of compensation for all employees,
  •
  set the annual salary of each of the executive officers,
  •
  grant options to employees under the Company's option plans, and
  •
  review and approve compensation and benefit plans of the Company.

The compensation committee held one meeting during fiscal year 2001.

PROPOSAL NO. 2
Ratification of Selection of Independent Public Accountants

    The board of directors has appointed Arthur Andersen LLP as independent public accountants for the Company for the year ending March 31, 2002. A proposal to ratify that appointment will be presented to shareholders at the annual meeting. Representatives of Arthur Andersen LLP will be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders in attendance. The board of directors recommends that you vote in favor of the proposal.

Transactions with Management

    During the fiscal year the Company sold two homes to relatives of Mr. David H. Rotter and one home to a relative of Mr. Bernard J. Rotter. The aggregate selling price of these homes was $622,107. Management believes these sales were completed on an "arms-length" transaction basis.

Shareholder Proposals

    If you want to include a shareholder proposal in the proxy statement for the 2002 annual meeting, it must be delivered to the Company's executive offices before March 30, 2002. Due to the complexity of the respective rights of the shareholders and the Company in this area, we advise shareholders desiring to propose an action to consult with his or her legal counsel. We suggest that proposals be submitted by certified mail, return receipt requested. Shareholders who intend to present a proposal at the 2002 annual meeting without including such proposal in the Company's proxy statement must provide the Company with notice of such proposal no later than June 15, 2002; otherwise, the proxy will have discretionary authority to vote such matters.

Other Matters

    As of the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted, as the proxyholders deem appropriate.

Annual Report

    We have included a copy of the Company's Annual Report to shareholders for the fiscal year ended March 31, 2001, which contains the Company's Form 10-K, with this notice of annual meeting, proxy statement and proxy card.

By order of the board of directors,

David H. Rotter President

Roseville, Minnesota
July 30, 2001

THE ROTTLUND COMPANY, INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, September 20, 2001

3:30 p.m.

THE ROTTLAND COMPANY, INC.
3065 Centre Pointe Road
Roseville, Minnesota 55113

THE ROTTLUND COMPANY, INC. 3065 Centre Pointe Road Roseville, Minnesota 55113	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated July 30, 2001, hereby appoints David H. Rotter and Bernard J. Rotter as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of The Rottlund Company, Inc. held of record by the undersigned on July 23, 2001, at the Annual Meeting of Shareholders to be held on September 20, 2001 , at 3:30 p.m. at the Company's offices, 3065 Centre Pointe Road, Roseville, Minnesota, and at any adjournments thereof.

See reverse for voting instructions.

V  Please detach here  V

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	To elect five directors of the Company, each for a term of one year and until their successors shall be elected and duly qualified.			/ / FOR all nominees listed below (except as marked)	/ / WITHHOLD AUTHORITY to vote for all nominees listed below
	01 David H. Rotter	02 Bernard J. Rotter	03 Todd M. Stutz
	04 Scott D. Rued	05 Dennis J. Doyle
(Instructions: To withhold authority to vote for any individual, write that nominee's name in the box provided to the right.)
2.	To ratify the appointment of Arthur Andersen LLP as the Company's independent public accounants for the fiscal year ending March 31, 2002.			/ / For	/ / Against	/ / Abstain
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.			/ / For	/ / Against	/ / Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.
Address Change? Mark Box / / Indicate changes below:
Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Dated:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

General Information About Voting
Stock Ownership
Beneficial Ownership
Executive Compensation
Report of the Compensation Committee
Compensation Philosophy
Compensation of Chief Executive Officer
Compensation Committee Interlocks and Insider Participation
Summary Compensation
Options Granted in Last Fiscal Year
Aggregated Fiscal Year-End Option Values
Company Stock Performance
Report of the Audit Committee
Section 16(a) Beneficial Ownership Reporting Requirement
PROPOSAL NO. 1 Election of Directors
Nominees
Board of Directors
Committees
PROPOSAL NO. 2 Ratification of Selection of Independent Public Accountants
Transactions with Management
Shareholder Proposals
Other Matters
Annual Report